Exhibit 10.26 Notice of Final Loan Agreement KeyBank, N.A. $1,150,000

NOTICE OF FINAL AGREEMENT

Principal         Loan Date         Maturity          Loan No.          Account
--------------------------------------------------------------------------------
$1,150,000.00   04-21-2006        02-01-2007          11001           0100677967

Borrower: MARKETING WORLDWIDE CORPORATION
2212 Grand Commerce Drive
Howell. MI 48855

Lender: KeyBank National Association
100 South Main Street
Ann Arbor, MI 48104

BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT: (A) THE WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES, (B) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND ICI THE WRITTEN LOAN AGREEMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.

As used ill this Notice, the following terms have the following meanings: Loan. The term "Loan" means the following described loan: a Variable Rate Nondisclosable Revolving Line of Credit Loan to a corporation $1,150,000.00 due on February 1, 2007. Loan Agreement. The term "Loan Agreement" means one or more promises, promissory notes, agreements. undertakings, security agreements, deeds of trust or other documents, or commitments, or any combination of those actions or documents, relating to the Loan.

Parties. The term "Parties" means KeyBank National Association and any and all entities or individuals who are obligated to repay the loan or have pledged property as security for the Loan, including without limitation the following:
Borrower: MARKETING WORLDWIDE CORPORATION
Grantors: MARKETING WORLDWIDE CORPORATION
Guarantor 1: Michael Winzkowski
Guarantor 2: James C. Marvin
Guarantor 3: JCMD Properties, LLC

Each Party who signs below, other than KeyBank National Association. acknowledges, represents, and warrants to KeyBank National Association that it has received, read and understood this Notice of Final Agreement. This Notice is dated April 21. 2006.

BORROWER:

MARKETING WORLDWIDE CORPORATION

/s/ James C. Marvin
By: James C. Marvin, COO and CFO of Marketing Worldwide Corporation

GUARANTOR:
/s/ Michael Winzkowski
Michael Winzkowski, Individually

GUARANTOR:
/s/ James C. Marvin
James C. Marvin, Individually